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                    SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549
                                                  ------------


                                                 FORM 8-K
                                        CURRENT REPORT


                               Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 3, 1997


             Harman International Industries, Incorporated
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        (Exact name of registrant as specified in its charter)


                                      Delaware
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            (State or other jurisdiction of incorporation)


        1-9764                                            11-2534306
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(Commission File Number)      (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Ste. 1010, Washington, D.C.  20004
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101

                                  Not Applicable
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(Former name or former address, if changed since last report)





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Item 5.  Other Events

     On April 3, 1997, Harman International Industries, Incorporated ("Harman") issued the attached Press Release regarding remarks made by Harman management at an analyst conference.



Item 7c.  Exhibits

Exhibit	             Description

20.1                  Press release dated April 3, 1997.










Note: Except for historical information contained herein, the matters discussed are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to the effect of economic conditions, product demand, currency fluctuations, competitive products and other risks detailed in the Company's other Securities and Exchange Commission filings.















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                                              Signatures
                                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HARMAN INTERNATIONAL
                                                  INDUSTRIES, INCORPORATED


                                          By:  /s/ Frank Meredith
                                                 _______________________
                                                  Frank Meredith
                                                  Vice President of Finance and
                                                  Administration and Chief
                                                  Financial Officer




Date:  April 3, 1997























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                                        EXHIBIT INDEX
                                         --------------------


Exhibit No.               Description                        Page
-----------                     -----------                            ----

   20.1                      Press Release                          5

































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